TIDAL TRUST II 485BPOS

Exhibit 99(h)(ii)(27)

FORM OF

TWENTY-EIGHTH AMENDMENT TO THE

FUND SUB-ADMINISTRATION SERVICING AGREEMENT

THIS TWENTY-EIGHTH AMENDMENT effective as of the last date on the signature block (the “Effective Date”), to the Fund Sub-Administration Servicing Agreement (the “Agreement”) dated as of July 7, 2022, as amended, is entered into by and between TIDAL ETF SERVICES LLC (the “Company” or “Tidal”), with respect to Tidal Trust II, a Delaware statutory trust (the “Trust”), and U.S. BANCORP FUND SERVICES, LLC d/b/a U.S. BANK GLOBAL FUND SERVICES, a Wisconsin limited liability company (“Fund Services”).

RECITALS

WHEREAS, the parties have entered into the Agreement; and

WHEREAS, the parties desire to amend the Agreement to update Exhibit A to:

Reflect the following name changes:

●	Defiance Nasdaq 100 Enhanced Options & 0DTE Income ETF (f/k/a Defiance Nasdaq 100 Enhanced Options Income ETF)

●	Defiance R2000 Enhanced Options & 0DTE Income ETF (f/k/a Defiance R2000 Enhanced Options Income ETF)

●	Defiance S&P 500 Enhanced Options & 0DTE Income ETF (f/k/a Defiance S&P 500 Enhanced Options Income ETF)

Add the following funds:

●	Defiance Enhanced Long Vol ETF

●	Defiance Enhanced Short Vol ETF

●	Defiance Leveraged Long + Income AAPL ETF

●	Defiance Leveraged Long + Income AMD ETF

●	Defiance Leveraged Long + Income AMZN ETF

●	Defiance Leveraged Long + Income BRK.B ETF

●	Defiance Leveraged Long + Income COIN ETF

●	Defiance Leveraged Long + Income GOOG ETF

●	Defiance Leveraged Long + Income HIMS ETF

●	Defiance Leveraged Long + Income HOOD ETF

●	Defiance Leveraged Long + Income META ETF

●	Defiance Leveraged Long + Income NFLX ETF

●	Defiance Leveraged Long + Income NVDA ETF

●	Defiance Leveraged Long + Income PLTR ETF

●	Defiance Leveraged Long + Income SMCI ETF

●	Defiance Leveraged Long + Income TSLA ETF

●	Defiance Vol Carry Hedged ETF

●	LevMax™ AMZN Monthly 3x1 ETF

●	LevMax™ Bitcoin Monthly 3x1 ETF

●	LevMax™ BRK-B Monthly 3x1 ETF

●	LevMax™ COIN Monthly 3x1 ETF

●	LevMax™ HOOD Monthly 3x1 ETF

●	LevMax™ MSFT Monthly 3x1 ETF

●	LevMax™ MSTR Monthly 3x1 ETF

●	LevMax™ NVDA Monthly 3x1 ETF

●	LevMax™ PLTR Monthly 3x1 ETF

●	LevMax™ RDDT Monthly 3x1 ETF

●	LevMax™ SMCI Monthly 3x1 ETF

●	LevMax™ TSLA Monthly 3x1 ETF

●	YieldMax® AFRM Option Income Strategy ETF

●	YieldMax® APP Option Income Strategy ETF

●	YieldMax® ARM Option Income Strategy ETF

●	YieldMax® AVGO Option Income Strategy ETF

●	YieldMax® CRWD Option Income Strategy ETF

●	YieldMax® GME Option Income Strategy ETF

●	YieldMax® HIMS Option Income Strategy ETF

●	YieldMax® IONQ Option Income Strategy ETF

●	YieldMax® LLY Option Income Strategy ETF

●	YieldMax® RDDT Option Income Strategy ETF

●	YieldMax® SPOT Option Income Strategy ETF

●	YieldMax® UBER Option Income Strategy ETF

WHEREAS, Section 11 of the Agreement allows for its amendment by a written instrument executed by both parties.

NOW, THEREFORE, the parties agree as follows:

Amended Exhibit A of the Agreement is hereby superseded and replaced in its entirety with Exhibit A attached hereto.

Except to the extent amended hereby, the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Twenty-Eighth Amendment to be executed by a duly authorized officer on one or more counterparts as of the date last written below.

TIDAL TRUST II		U.S. BANCORP FUND SERVICES, LLC

By:		By:

Name:	Eric Falkeis	Name:	Gregory Farley

Title:	Principal Executive Officer	Title:	Sr. Vice President

Date:		Date:

Exhibit A to the

Fund Sub-Administration Servicing Agreement

Fund Names

Separate Series of Tidal Trust II

Name of Series:
Blueprint Chesapeake Multi-Asset Trend ETF
Cambria Chesapeake Pure Trend ETF
Carbon Collective Climate Solutions U.S. Equity ETF
Carbon Collective Short Duration Green Bond ETF
Cboe® Validus S&P 500® Dynamic PutWrite Index ETF
Clockwise Core Equity & Innovation ETF
CoreValues Alpha Greater China Growth ETF
Defiance 2X Daily Long Pure Quantum ETF
Defiance AI & Power Infrastructure ETF
Defiance Daily Target 2X Long AMAT ETF
Defiance Daily Target 2X Long ANET ETF
Defiance Daily Target 2X Long ARM ETF
Defiance Daily Target 2X Long AVGO ETF
Defiance Daily Target 2X Long China Dragons ETF
Defiance Daily Target 2X Long Copper ETF
Defiance Daily Target 2X Long CVNA ETF
Defiance Daily Target 2X Long DJT ETF
Defiance Daily Target 2X Long DKNG ETF
Defiance Daily Target 2X Long FSLR ETF
Defiance Daily Target 2X Long GOLD ETF
Defiance Daily Target 2X Long HIMS ETF
Defiance Daily Target 2X Long HOOD ETF
Defiance Daily Target 2X Long IONQ ETF
Defiance Daily Target 2X Long JPM ETF
Defiance Daily Target 2X Long LLY ETF
Defiance Daily Target 2X Long MRVL ETF
Defiance Daily Target 2X Long MSTR ETF
Defiance Daily Target 2X Long NVO ETF
Defiance Daily Target 2X Long OKLO ETF
Defiance Daily Target 2X Long ORCL ETF
Defiance Daily Target 2X Long PENN ETF
Defiance Daily Target 2X Long PM ETF
Defiance Daily Target 2X Long QBTS ETF
Defiance Daily Target 2X Long RDDT ETF
Defiance Daily Target 2X Long RGTI ETF
Defiance Daily Target 2X Long RIOT ETF
Defiance Daily Target 2X Long RKLB ETF
Defiance Daily Target 2X Long SMCI ETF
Defiance Daily Target 2X Long SOFI ETF
Defiance Daily Target 2X Long Solar ETF
Defiance Daily Target 2X Long SOUN ETF
Defiance Daily Target 2X Long UBER ETF
Defiance Daily Target 2X Long VST ETF
Defiance Daily Target 2X Short CVNA ETF

Defiance Daily Target 2X Short IONQ ETF
Defiance Daily Target 2X Short LLY ETF
Defiance Daily Target 2X Short MSTR ETF
Defiance Daily Target 2X Short PLTR ETF
Defiance Daily Target 2X Short QBTS ETF
Defiance Daily Target 2X Short RGTI ETF
Defiance Daily Target 2X Short RIOT ETF
Defiance Daily Target 2X Short RKLB ETF
Defiance Daily Target 2X Short SMCI ETF
Defiance Developed Markets Enhanced Options Income ETF
Defiance Emerging Markets Enhanced Options Income ETF
Defiance Enhanced Long Vol ETF
Defiance Enhanced Short Vol ETF
Defiance Gold Enhanced Options Income ETF
Defiance Hot Sauce 2X Strategy ETF
Defiance Large Cap ex-Mag 7 ETF
Defiance Leveraged Long + Income AAPL ETF
Defiance Leveraged Long + Income AMD ETF
Defiance Leveraged Long + Income AMZN ETF
Defiance Leveraged Long + Income BRK.B ETF
Defiance Leveraged Long + Income COIN ETF
Defiance Leveraged Long + Income GOOG ETF
Defiance Leveraged Long + Income HIMS ETF
Defiance Leveraged Long + Income HOOD ETF
Defiance Leveraged Long + Income META ETF
Defiance Leveraged Long + Income MSTR ETF
Defiance Leveraged Long + Income NFLX ETF
Defiance Leveraged Long + Income NVDA ETF
Defiance Leveraged Long + Income PLTR ETF
Defiance Leveraged Long + Income SMCI ETF
Defiance Leveraged Long + Income TSLA ETF
Defiance Leveraged Long MSTR ETF
Defiance MAGA Seven ETF
Defiance Nasdaq 100 Double Short Hedged ETF
Defiance Nasdaq 100 Enhanced Options & 0DTE Income ETF
Defiance Nasdaq 100 Income Target ETF
Defiance Nasdaq 100 LightningSpread™ Income ETF
Defiance Oil Enhanced Options Income ETF
Defiance R2000 Enhanced Options & 0DTE Income ETF
Defiance R2000 Income Target ETF
Defiance Russell 2000 LightningSpread™ Income ETF
Defiance S&P 500 Enhanced Options & 0DTE Income ETF
Defiance S&P 500 Income Target ETF
Defiance S&P 500 LightningSpread™ Income ETF
Defiance Silver Enhanced Options Income ETF
Defiance Treasury Alternative Yield ETF
Defiance Treasury Enhanced Options Income ETF
Defiance Trillion Dollar Club Index ETF
Defiance Vol Carry Hedged ETF
DGA Absolute Return ETF
Even Herd Long Short ETF

Grizzle Growth ETF
Hilton Small-MidCap Opportunity ETF
Hilton Capital BDC Bond Index ETF
iREIT® - MarketVector Quality REIT Index ETF
LevMax™ AMZN Monthly 3x1 ETF
LevMax™ Bitcoin Monthly 3x1 ETF
LevMax™ BRK-B Monthly 3x1 ETF
LevMax™ COIN Monthly 3x1 ETF
LevMax™ HOOD Monthly 3x1 ETF
LevMax™ MSFT Monthly 3x1 ETF
LevMax™ MSTR Monthly 3x1 ETF
LevMax™ NVDA Monthly 3x1 ETF
LevMax™ PLTR Monthly 3x1 ETF
LevMax™ RDDT Monthly 3x1 ETF
LevMax™ SMCI Monthly 3x1 ETF
LevMax™ TSLA Monthly 3x1 ETF
Nicholas Fixed Income Alternative ETF
Nicholas Global Equity and Income ETF
Nicholas Crypto Income ETF
Peerless Option Income Wheel ETF
Pinnacle Focused Opportunities ETF
Quantify Absolute Income ETF
STKD Bitcoin & Gold ETF
STKd 100% COIN & 100% NVDA ETF
STKd 100% NVDA & 100% MSTR ETF
STKd 100% MSTR & 100% COIN ETF
STKd 100% COIN & 100% HOOD ETF
STKd 100% NVDA & 100% AMD ETF
STKd 100% TSLA & 100% MSTR ETF
STKd 100% TSLA & 100% NVDA ETF
STKd 100% SMCI & 100% NVDA ETF
STKd 100% UBER & 100% TSLA ETF
STKd 100% META & 100% AMZN ETF
Return Stacked® Bonds & Futures Yield ETF
Return Stacked® U.S. Stocks & Futures Yield ETF
Return Stacked® Bonds & Managed Futures ETF
Return Stacked® Global Stocks & Bonds ETF
Return Stacked® U.S. Stocks & Managed Futures ETF
Return Stacked® Bonds & Merger Arbitrage ETF
Return Stacked® U.S. Stocks & Gold/Bitcoin ETF
Roundhill Generative AI & Technology ETF
Tactical Advantage ETF
YieldMax™ AAPL Option Income Strategy ETF
YieldMax™ Short AAPL Option Income Strategy ETF
YieldMax™ ABNB Option Income Strategy ETF
YieldMax™ ADBE Option Income Strategy ETF
YieldMax™ AI Option Income Strategy ETF
YieldMax™ AMD Option Income Strategy ETF
YieldMax™ AMZN Option Income Strategy ETF
YieldMax™ BA Option Income Strategy ETF
YieldMax™ BIIB Option Income Strategy ETF

YieldMax™ Bitcoin Option Income Strategy ETF
YieldMax™ BRK.B Option Income Strategy ETF
YieldMax™ COIN Option Income Strategy ETF
YieldMax™ Short COIN Option Income Strategy ETF
YieldMax™ DIS Option Income Strategy ETF
YieldMax™ Gold Miners Option Income Strategy ETF
YieldMax™ GOOGL Option Income Strategy ETF
YieldMax™ Innovation Option Income Strategy ETF
YieldMax™ Short Innovation Option Income Strategy ETF
YieldMax™ INTC Option Income Strategy ETF
YieldMax™ JPM Option Income Strategy ETF
YieldMax™ KWEB Option Income Strategy ETF
YieldMax™ META Option Income Strategy ETF
YieldMax™ MRNA Option Income Strategy ETF
YieldMax™ MSFT Option Income Strategy ETF
YieldMax™ Short N100 Option Income Strategy ETF
YieldMax™ NFLX Option Income Strategy ETF
YieldMax™ NKE Option Income Strategy ETF
YieldMax™ NVDA Option Income Strategy ETF
YieldMax™ Short NVDA Option Income Strategy ETF
YieldMax™ ORCL Option Income Strategy ETF
YieldMax™ PYPL Option Income Strategy ETF
YieldMax™ ROKU Option Income Strategy ETF
YieldMax™ SNOW Option Income Strategy ETF
YieldMax™ XYZ Option Income Strategy ETF
YieldMax™ TGT Option Income Strategy ETF
YieldMax™ TLT Option Income Strategy ETF
YieldMax™ TSLA Option Income Strategy ETF
YieldMax™ Short TSLA Option Income Strategy ETF
YieldMax™ XBI Option Income Strategy ETF
YieldMax™ XOM Option Income Strategy ETF
YieldMax™ ZM Option Income Strategy ETF
YieldMax™ MSTR Option Income Strategy ETF
YieldMax™ Ultra Option Income Strategy ETF
YieldMax™ Magnificent 7 Fund of Option Income ETFs
YieldMax™ Universe Fund of Option Income ETFs
YieldMax™ BABA Option Income Strategy ETF
YieldMax™ CVNA Option Income Strategy ETF
YieldMax™ DKNG Option Income Strategy ETF
YieldMax™ HOOD Option Income Strategy ETF
YieldMax™ JD Option Income Strategy ETF
YieldMax™ MARA Option Income Strategy ETF
YieldMax™ PDD Option Income Strategy ETF
YieldMax™ PLTR Option Income Strategy ETF
YieldMax™ RBLX Option Income Strategy ETF
YieldMax™ SHOP Option Income Strategy ETF
YieldMax™ SMCI Option Income Strategy ETF
YieldMax™ TSM Option Income Strategy ETF
YieldMax™ Ether Option Income Strategy ETF
YieldMax™ Target 12™ Semiconductor Option Income ETF
YieldMax™ Target 12™ Biotech & Pharma Option Income ETF

YieldMax™ Target 12™ Energy Option Income ETF
YieldMax™ Target 12™ Real Estate Option Income ETF
YieldMax™ Target 12™ Tech & Innovation Option Income ETF
YieldMax™ Target 12™ Big 50 Option Income ETF
YieldMax™ Target 25™ Bitcoin Option Income ETF
YieldMax™ Dorsey Wright Hybrid 5 Income ETF
YieldMax™ Dorsey Wright Featured Income ETF
YieldMax™ AI & Tech Portfolio Option Income ETF
YieldMax™ Crypto Industry & Tech Portfolio Option Income ETF
YieldMax™ China Portfolio Option Income ETF
YieldMax™ Semiconductor Portfolio Option Income ETF
YieldMax™ Biotech & Pharma Portfolio Option Income ETF
YieldMax™ Ultra Short Option Income Strategy ETF
YieldMax™ Nasdaq 100 0DTE Covered Call Strategy ETF
YieldMax™ R2000 0DTE Covered Call Strategy ETF
YieldMax™ S&P 500 0DTE Covered Call Strategy ETF
YieldMax™ MSTR Short Option Income Strategy ETF
YieldMax™ AMD Short Option Income Strategy ETF
YieldMax™ AMZN Short Option Income Strategy ETF
YieldMax™ MARA Short Option Income Strategy ETF
YieldMax™ Bitcoin Short Option Income Strategy ETF
YieldMax™ META Short Option Income Strategy ETF
YieldMax™ SMCI Short Option Income Strategy ETF
YieldMax™ Target 25™ AI Option Income ETF
YieldMax™ Target 25™ AMD Option Income ETF
YieldMax™ Target 25™ AMZN Option Income ETF
YieldMax™ Target 25™ COIN Option Income ETF
YieldMax™ Target 25™ MARA Option Income ETF
YieldMax™ Target 25™ MSTR Option Income ETF
YieldMax™ Target 25™ NVDA Option Income ETF
YieldMax™ Target 25™ PLTR Option Income ETF
YieldMax™ Target 25™ SMCI Option Income ETF
YieldMax™ Target 25™ TSLA Option Income ETF
YieldMax® AFRM Option Income Strategy ETF
YieldMax® APP Option Income Strategy ETF
YieldMax® ARM Option Income Strategy ETF
YieldMax® AVGO Option Income Strategy ETF
YieldMax® CRWD Option Income Strategy ETF
YieldMax® GME Option Income Strategy ETF
YieldMax® HIMS Option Income Strategy ETF
YieldMax® IONQ Option Income Strategy ETF
YieldMax® LLY Option Income Strategy ETF
YieldMax® RDDT Option Income Strategy ETF
YieldMax® SPOT Option Income Strategy ETF
YieldMax® UBER Option Income Strategy ETF